UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A2
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014

RIMROCK GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-149552	75-3266961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Rd. Suite D155
Las Vegas, NV 89103
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-800-854-7970

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

This Second Amendment to the Current Report filed on Form 8-K (this “Second Amendment”) is being filed to incorporate changes to the Current Report on Form 8-K filed by Rimrock Gold Corp. (the “Company”) on December 18, 2013 (the “Original 8-K”), as amended on December 20, 2013 (the “First Amendment”) to disclose that, effective March 6, 2014 our predecessor auditor, DNTW Toronto LLP, formerly known as DNTW Chartered Accountants, LLP (“DNTW”), is no longer registered with the PCAOB and on May 20, 2014 the Securities and Exchange Commission ("SEC”) denied the two partners of DNTW the privilege of appearing or practicing before the SEC as accountants.

This Second Amendment is also being filed to include information required by Item 4.02 of Form 8-K regarding non-reliance on previously issued financial statements.

Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K, as amended by the First Amendment, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this Second Amendment. This Second Amendment should be read in conjunction with the Original 8-K and the First Amendment and the Company’s filings made with the SEC subsequent to the Original 8-K and the First Amendment, including any amendments to those filings.

Item 4.01. Changes in Registrant’s Certifying Accountant

Previous Independent Auditors:

(a)	On December 12, 2013, the Company dismissed the registered independent public accountant, DNTW.

(b)
DNTW’s reports on the financial statements for the years ended August 31, 2013 and August 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(c)
Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended August 31, 2013, August 31, 2012 and through December 12, 2013 (date of dismissal), there have been no disagreements with DNTW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the DNTW would have caused them to make reference thereto in their report on the financial statements.

(d)	We have authorized DNTW to respond fully to the inquiries of the successor accountant.

(e)	During the years ended August 31, 2013, August 31, 2012 and through December 12, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.

(f)
Effective February 28, 2013, the DNTW partnership has been dissolved. Therefore, the Company is unable to obtain a letter, pursuant to Item 304(a)(3) of Regulation S-K, to include as Exhibit 16 to this Form 8-K/A.

Effective March 6, 2014 our predecessor auditor, DNTW, is no longer registered with the PCAOB and on May 20, 2014 the Securities and Exchange Commission ("SEC”) denied the two partners of DNTW the privilege of appearing or practicing before the SEC as accountants. A copy of the order at http://www.sec.gov/litigation/admin/2014/34-72199.pdf. We, therefore, are no longer allowed to include any audit report issued by DNTW in any filing with the SEC on or after May 20, 2014. As disclosed below, on December 12, 2013, we engaged our newly appointed accounting firm, Schwartz Levitsky Feldman LLP, Chartered Accountant (the “New Auditor”). The New Auditor has previously re-audited our fiscal year ended August 31, 2013, included in our Annual Report on Form 10-K for the fiscal year ended August 31, 2013. Our financial statements for the year ended August 31, 2012 are deemed to be unaudited.

On June 9, 2014, the SEC granted the Company’s request that the inception-to date financial statements for the period June 5, 2003 (inception) to the year ended August 31, 2013 be deemed acceptable as unaudited, and be labeled as “Unaudited” As soon as practicable, we intend to file a second amendment to our Annual Report on Form 10-K for the year ended August 31, 2013 (the “Second 10-K Amendment”) to amend our Form 10-K, and label our financials for the year ended August 31, 2012 and for the period from inception (June 5, 2003) to August 31, 2013 as un-audited.  We shall then have a firm that is permitted to practice before the SEC and is registered with the PCAOB re-audit the August 31, 2012 financial statements and file a third amendment to our Annual Report on Form 10-K for the year ended August 31, 2013 (the “Third 10-K Amendment”) to amend our Form 10-K, with audited financials for August 31, 2012 and August 31, 2013, and  the period from inception (June 5, 2003) to August 31, 2013 remaining un-audited. The financials for the year ended August 31, 2013, excluding the inception to date cumulative date financial data, remains audited.

New Independent Auditors:

On December 12, 2013, the Company engaged Schwartz Levitsky Feldman LLP, Chartered Accountants (New Auditor) as its new registered independent public accountant. During the years ended August 31, 2013, August 31, 2012 and prior to December 12, 2013. (the date of the new engagement), we did not consult with New Auditor regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by New Auditor, in either case where written or oral advice provided by New Auditor would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 11, 2014 Company filed an amendment to its Annual Report on Form 10-K for the year ended August 31, 2013 (the “First 10-K Amendment”) because it had determined that the financial statements included in its Annual Report on Form 10-K for the year ended August 31, 2013, as filed on November 15, 2013, should no longer be relied on.

In the amended filing, the Company made adjustments to its consolidated balance sheet, consolidated statement of operations and comprehensive loss, consolidated statement of Stockholder’s equity, and consolidated statement of cash flows at August 31, 2013 and 2012 due to an adjustment to the valuation of mining property claims and adjustments in the application of the beneficial conversion features calculation on convertible debentures. The Company originally accounted for the acquisition of mineral rights as a “Purchase of Assets” under the guidance of ASC 505 in which the acquired property were recorded on the fair value of the Company’s common stock issued, which was determined based on a recent private placement transaction adjusted for fair value of warrants issued under that transaction. In further review, the Company determined that the property was under common control at the date of acquisition. Therefore the transaction should have been accounted for as an exchange of assets between entities under common control. The guidance ASC 805-50-30-56 requires the entity receiving the equity interests to initially measure the recognized assets and liabilities transferred at the carrying amounts in the accounts of the transferring entities at the date of transfer. The Company originally accounted for their convertible debenture under the guidance of FASB 470-20-25-23, which requires determining the carrying amount of the liability component first, and then determining the carrying amount of the equity component represented by the embedded conversion option. In further review, the Company determined the convertible debenture is not within the scope of the Cash conversion Subsections, and should calculate the intrinsic value for its beneficial conversion feature under the guidance of FASB 470-20-25-4. The restatement also adjusted accumulated other comprehensive loss to deficit accumulated during the exploration stage for realization of loss on available for sale securities and derecognizing translation adjustments.

The Annual Report for the Year Ended August 31, 2013 is the only reporting period impacted by the restatement.  In addition, any press releases containing financial information for such periods should not be relied upon.

The adjustments contained in the First Amendment, as adjusted pursuant to the Second 10-K Amendment are disclosed below:

a.	Reconciliation of Consolidated Balance Sheet as at August 31, 2013

Consolidated Balance Sheet as at August 31, 2013

	August 31, 2013 Previously stated	August 31, 2013 Adjustments	August 31, 2013 Restated
ASSETS
Current Assets
Cash	$36,449		$36,449
Prepaid and sundry	80,596		80,596
Total Current Assets	117,045		117,045
Long Term Assets
Mineral property claims (1)	3,327,117	(2,947,147)	379,970
Equipment	758		758
Total Long Term Assets	3,327,875	(2,947,147)	380,728
Total Assets	$3,444,920	(2,947,147)	$497,773

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued liabilities	$8,603		$8,603
Convertible notes payable	-		16,109
Advances from a related party	16,109		-
Total Liabilities	24,712		24,712

Stockholders' Equity
Capital stock, $0.001 par value; Authorized 200,000,000; Issued and outstanding 34,614,489 (August 31, 2012 – 7,420,109)	34,615		34,615
Additional paid-in capital (2)	5,962,315	(2,476,830)	3,485,485
Accumulated other comprehensive loss (3)	(9,802)	9,802	-
Deficit accumulated during the exploration stage (4)	(2,566,920)	(480,119)	(3,047,039)
Total Stockholders' Equity	3,420,208	(2,947,147)	473,061
Total Liabilities and Stockholders' Equity	$3,444,920	(2,947,147)	$497,773

Consolidated Balance Sheet as at August 31, 2012 (Unaudited)

	August 31, 2012 Previously stated (Unaudited)	August 31, 2012 Adjustments (Unaudited)	August 31, 2012 Restated (Unaudited)
ASSETS
Current Assets
Cash	$11,191	-	$11,191
Prepaid and sundry	11,129	-	11,129
Total Current Assets	22,320	-	22,320
Long Term Assets
Mineral property claims	133,108	-	133,108
Equipment	958	-	958
Total Long Term Assets	134,066	-	134,066
Total Assets	$156,386	-	$156,386

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued liabilities	$32,539	-	$32,539
Convertible notes payable (5)	111,330	(74,872)	36,458
Advances from a related party	-		-
Total Liabilities	143,869	(74,872)	68,997

Stockholders' Equity
Capital stock, $0.001 par value; Authorized 200,000,000; Issued and outstanding 34,614,489 (August 31, 2012 – 7,420,109)	7,420		7,420
Additional paid-in capital (5)	1,782,951	118,200	1,901,151
Accumulated other comprehensive loss (3)	(9,540)	9,540	0
Deficit accumulated during the development stage (6)	(1,768,314)	(52,868)	(1,821,182)
Total Stockholders' Equity	12,517	74,872	87,389
Total Liabilities and Stockholders' Equity	$156,386	-	$156,386

b.	Reconciliation of Consolidated statements of operations and comprehensive loss for the year ended August 31, 2013

	For the Year Ended August 31, 2013 (Previously stated)	For the Year Ended August 31, 2013 (Adjustment)	For the Year Ended August 31, 2013 (Restated)
EXPENSES
Professional fees (7)	$513,954	$352,117	$866,071
Mineral property claims maintenance fee	91,140	-	91,140
Exploration	4,017	-	4,017
Advertising and promotion	7,526	-	7,526
Telecommunications	6,422	-	6,422
Rent and occupancy costs	16,450	-	16,450
Office and general	16,886	-	16,886
Interest and bank charges (5)	8,903	74,872	83,775
Foreign currency exchange loss (8)	-	262	262
Depreciation	200	-	200
TOTAL OPERATING EXPENSES	665,498	427,251	1,092,749
LOSS FROM OPERATIONS	(665,498)	427,251	(1,092,749)
Interest income	-	-	-
Impairment of mineral property claims	(133,108)	-	(133,108)
Impairment of convertible note receivable	-	-	-
LOSS FROM CONTINUING OPERATIONS BEFORE TAX	(798,606)	(427,251)	(1,225,857)
Income tax	-	-	-
LOSS FROM CONTINUING OPERATIONS	(798,606)	(427,251)	(1,225,857)
LOSS FROM DISCONTINUED OPERATION, NET OF TAX	-	-	-
NET LOSS	$(798,606)	$(427,251)	$(1,225,857)
OTHER COMPREHENSIVE LOSS FROM CONTINUING OPERATIONS
Foreign currency translation adjustment (8)	(262)	262	0
Unrealized loss on convertible note receivable and available-for-sale securities, net of tax	-	-	-
COMPREHENSIVE LOSS OF CONTINUING OPERATIONS	$(798,868)	$(426,989)	(1,225,857)
OTHER COMPREHENSIVE LOSS FROM DISCONTINUED OPERATIONS
Foreign currency translation adjustment	-	-	-
COMPREHENSIVE LOSS OF DISCONTINUED OPERATIONS	-	-	-
TOTAL COMPREHENSIVE LOSS	(798,868)	(426,989)	(1,225,857)

	For the Year Ended August 31, 2012 (Previously stated) (Unaudited)	For the Year Ended August 31, 2012 (Adjustment) (Unaudited)	For the Year Ended August 31, 2012 (Restated) (Unaudited)
EXPENSES
Professional fees (9)	211,817	8,854	220,671
Exploration	22,656	-	22,656
Advertising and promotion	1,788	-	1,788
Telecommunications	2,184	-	2,184
Rent and occupancy costs	7,728	-	7,728
Office and general	4,470	-	4,470
Interest and bank charges (5)	5,708	34,475	40,183
Depreciation	120	-	120
TOTAL OPERATING EXPENSES	256,471	43,329	299,800
LOSS FROM OPERATIONS	(256,471)	(43,329)	(299,800)
Interest income	-	-	-
Impairment of mineral property claims	(451,870)	-	(451,870)
Impairment of convertible note receivable	(23,621)	-	(23,621)
LOSS FROM CONTINUING OPERATIONS BEFORE TAX	(731,962)	(43,329)	(775,291)
Income tax	-	-	-
LOSS FROM CONTINUING OPERATIONS	(731,962)	-	(775,291)
LOSS FROM DISCONTINED OPERATION, NET OF TAX	(3,742)	-	(3,742)
NET LOSS	$(735,704)	$(43,329)	$(779,033)
OTHER COMPREHENSIVE LOSS FROM CONTINUING OPERATIONS
Foreign currency translation adjustment	896	-	896
Unrealized loss on convertible note receivable and available-for-sale securities, net of tax	23,621	-	23,621
COMPREHENSIVE LOSS OF CONTINUING OPERATIONS	$(707,445)	$43,329	(750,774)
OTHER COMPREHENSIVE LOSS FROM DISCONTINUED OPERATIONS
Foreign currency translation adjustment	109	-	109
COMPREHENSIVE LOSS OF DISCONTINUED OPERATIONS	(3,633)	-	(3,633)
TOTAL COMPREHENSIVE LOSS	(711,078)	(43,329)	(754,407)
LOSS FROM CONTINUING OPERATIONS PER SHARE - BASIC AND DILUTED	(0.01)	-	(0.01)
LOSS FROM DISCONTINUED OPERATIONS PER SHARE - BASIC AND DILUTED	-	-	-
NET LOSS PER SHARES - BASIC AND DILUTED	$(0.01)	$-	(0.01)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	56,983,073	-	56,983,073

	For the Period from Inception (June 5, 2003) to August 31, 2013 (Previously stated) (Unaudited)	For the Period from Inception (June 5, 2003) to August 31, Adjustment (Unaudited)	For the Period from Inception (June 5, 2003) to August 31, 2013 (Restated) (Unaudited)
EXPENSES
Professional fees	$1,512,283	$360,971	$1,873,254
Mineral property claims maintenance fee	91,140	-	91,140
Exploration	119,740	-	119,740
Advertising and promotion	16,707	-	16,707
Telecommunications	17,055	-	17,055
Rent and occupancy costs	27,310	-	27,310
Office and general	30,104	-	30,104
Interest and bank charges	19,172	109,347	128,519
Foreign currency exchange loss	-	262	262
Depreciation	320	-	320
TOTAL OPERATING EXPENSES	1,833,831	470,580	2,304,411
LOSS FROM OPERATIONS	(1,833,831)	(470,580)	(2,304,411)
Interest income	11,821	-	11,821
Impairment of mineral property claims	(584,978)	-	(584,978)
Impairment of convertible note receivable	(23,621)	-	(23,621)
LOSS FROM CONTINUING OPERATIONS BEFORE TAX	(2,430,609)	-	(2,901,189)
Income tax	-	-	-
LOSS FROM CONTINUING OPERATIONS	(2,430,609)	-	(2,901,189)
LOSS FROM DISCONTINED OPERATION, NET OF TAX	(136,311)	(9,539)	(145,850)
NET LOSS	$(2,566,920)	$(480,119)	$(3,047,039)

c.	Consolidated statements of Stockholders’ Equity

	Common stock		Additional	Accumulated Other Comprehensive	Deficit Accumulated During the exploration		Total Stockholders’
	Shares	Amount	Paid in Capital	income	stage		equity
Balance, August 31, 2011 (Previously stated) (Unaudited)	6,808,025	$6,808	$1,680,885	$(34,166)	$(1,032,610)		$620,917
Realized loss on available for sale securities – year 2007 & 2008	-	-	-	4,809	(4,809	)(3)	-
Reclassification of foreign currency translation for prior years to retained earnings	-	-	-	4,730	(4,730	)(3)	-
Issuance of common stock for rent	15,625	16	3,484	-	-		3,500
Issuance of common stock for cash, net of commissions	301,459	301	54,077	-	-		54,378
Issuance of common stock for consulting services	45,000	45	17,955	-	-		18,000
Issuance of common stock for purchase of properties	250,000	250	19,750	-	-		20,000
Convertible debentures equity portion	-	-	125,000	-	-		125,000
Realized gain on convertible notes receivable	-	-	-	23,621	-		23,621
Foreign currency translation	-	-	-	1,006	-		1,006
Net loss	-	-	-	-	(779,033)		(779,033)
Balance, August 31, 2012 (Restated)(Unaudited)	7,420,109	$7,420	$1,901,151	$-	$(1,821,182)		$87,389
Conversion of convertible debentures	641,370	642	127,633	-	-	128,275
Issuance of common stock for cash, net of issuance costs	2,753,148	2,753	505,531	-	-	508,284
Issuance of common stock for consulting services	4,500,000	4,500	670,500	-	-	675,000
Issuance of common stock to acquire mineral property claims	19,300,000	19,300	280,670	-	-	299,970
Net loss	-	-	-	-	(1,225,857)	(1,225,857)
Balance, August 31, 2013 (Restated)	34,614,627	$34,615	$3,485,485	$-	$(3,047,039)	$473,061

d.	Consolidated statement of cash flows

	For the Year Ended August 31, 2013 (Previously stated)	For the Year Ended August 31, 2013 (Adjustments)			For the Year Ended August 31, 2013 (Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(798,606)		$(427,251)		$(1,225,857)
Less: Loss from discontinued operations, net of tax expense	-		-		-
Loss from continuing operations	(798,606)		(427,251)		(1,225,857)
Items not affecting cash
Depreciation	200		-		200
Accretion expense on convertible notes payable	13,670		74,872	(5)	88,542
Accrued interest on convertible notes payable	3,274		-		3,274
Foreign currency exchange loss	-		-
Impairment of mineral property claims	133,108		-		133,108
Impairment of convertible note receivable	-		-		-
Issuance of common stock for services	300,000		300,000	(7)	600,000
Issuance of common stock for rental	-		-		-
Write off of deferred offering costs	-		-		-
Change in prepaid and sundry	5,533		-		5,533
Change in accounts payable and accrued liabilities	(23,936)		-		(23,936)
Net cash used in operating activities from continuing operations	(366,757)		(52,379)		(419,136)
Net cash used in operating activities from discontinued operations	-		-		-
CASH FLOWS USED IN OPERATING ACTIVITIES	(366,757)		(52,379)		(419,136)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of mineral property claims	(132,117)		52,117	(7)	(80,000)
Disposition of equipment	-		-		-
Acquisition of equipment	-		-		-
CASH FLOWS USED IN INVESTING ACTIVITIES	(132,117)		52,117		(80,000)
CASH FLOWS FROM FINANCING ACTIVITIES
Convertible notes receivable	-		-		-
Proceeds from convertible note payable	-		-		-
Repayment of convertible notes payable	-		-		-
Advances (to) from a related party	16,109		-		16,109
Repayment of advance from a related party	-		-		-
Issuance of common stock, net of issuance costs	508,285				508,285
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	524,394				524,394
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(262)		262	(8)	-
NET INCREASE (DECREASE) IN CASH	25,258		-		25,258
CASH, BEGINNING OF PERIOD	11,191		-		11,191
CASH, END OF PERIOD	$36,449	$			36,449

NON CASH INVESTING AND FINANCING ACTIVITES
Issuance of common stock for acquisition of mineral property claims	$3,195,000		(2,895,030	)(1)	299,970
Convertible debt payable and accrued interest converted to common stock	$128,274		-		128,274

	For the Year Ended August 31, 2012 (Previously stated) (Unaudited)	For the Year Ended August 31, 2012 (Adjustments) (Unaudited)		For the Year Ended August 31, 2012 (Restated) (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(735,704)	$(43,329)		$(779,033)
Less: Loss from discontinued operations, net of tax expense	3,742			3,742
Loss from continuing operations	(731,962)	(43,329)		(775,291)
Items not affecting cash	-	-		-
Depreciation	120	-		120
Accretion expense on convertible notes payable	-	-		-
Accrued interest on convertible notes payable	5,630	30,829 (5)		36,459
Foreign currency exchange loss	-	-		-
Impairment of mineral property claims	451,870	-		451,870
Impairment of convertible note receivable	23,621	-		23,621
Loss on disposal of assets	-	-		-
Issuance of common stock for services	18,000	-		18,000
Issuance of common stock for rental	3,500	-		3,500
Write off of deferred offering costs	-	-		-
Change in prepaid and sundry	(5,289)	-		(5,289)
Change in accounts payable and accrued liabilities	13,721	-		13,721
Net cash used in operating activities from continuing operations	(220,789)	(12,500)		(233,289)
Net cash used in operating activities from discontinued operations	(2,564)	-		(2,564)
CASH FLOWS USED IN OPERATING ACTIVITIES	(223,353)	(12,500	)(9)	(235,854)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of mineral property claims	(14,978)	-		(14,978)
Disposition of equipment	-	-		-
Acquisition of equipment	(1,130)	-		(1,130)
CASH FLOWS USED IN INVESTING ACTIVITIES	(16,108)	-		(16,108)
CASH FLOWS FROM FINANCING ACTIVITIES
Convertible notes receivable	-	-		-
Proceeds from convertible note payable	112,500	12,500		125000
Repayment of convertible notes payable	(3,550)	-		(3,550)
Advances (to) from a related party	-	-		-
Repayment of advance from a related party	(203)	-		(203)
Issuance of common stock, net of issuance costs	54,378	-		54,378
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	163,125	12,500		175,625
EFFECT OF EXCHANGE RATE CHANGES ON CASH	651			651
NET INCREASE (DECREASE) IN CASH	(75,685)	-		(75,685)
CASH, BEGINNING OF PERIOD	86,876	-		86,876
CASH, END OF PERIOD	$11,191			11,191

NON CASH INVESTING AND FINANCING ACTIVITES
Issuance of common stock for mineral property claims	$-	-		-
Convertible debt converted to common stock	$-	-		-

	For The Period From Inception (June 5, 2003) To August 31, 2013 (Previously stated) (Unaudited)	For The Period From Inception (June 5, 2003) To August 31, 2013 (Adjustments) (Unaudited)	For The Period From Inception (June 5, 2003) To August 31, 2013 (Restated) (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,566,920)	$(480,119)	(3,047,039)
Less: Loss from discontinued operations, net of tax expense	136,311	9,539	145,850
Loss from continuing operations	(2,430,609)	(470,580)	(2,901,189)
Items not affecting cash	-	-	-
Depreciation	320	-	320
Accretion expense on convertible notes payable	19,300	105,700	125,000
Accrued interest on convertible notes payable	3,274	-	3,274
Foreign currency exchange loss	-	-	-
Impairment of mineral property claims	584,978	-	584,978
Impairment of convertible note receivable	23,621	-	23,621
Loss on disposal of assets	2,762	-	2,762
Issuance of common stock for services	419,000	300,000	719,000
Issuance of common stock for rental	3,500	-	3,500
Write off of deferred offering costs	120,000	-	120,000
Change in prepaid and sundry	(5,596)	-	(5,596)
Change in accounts payable and accrued liabilities	8,603	-	8,603
Net cash used in operating activities from continuing operations	(1,250,847)	(64,880)	(1,315,727)
Net cash used in operating activities from discontinued operations	(114,257)	-	(114,257)
CASH FLOWS USED IN OPERATING ACTIVITIES	(1,365,104)	(64,880)	(1,429,984)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of mineral property claims	(147,095)	52,117	(94,978)
Disposition of equipment	4,462	-	4,462
Acquisition of equipment	(30,124)	-	(30,124)
CASH FLOWS USED IN INVESTING ACTIVITIES	(172,757)	52,117	(120,640)
CASH FLOWS FROM FINANCING ACTIVITIES
Convertible notes receivable	(21,978)	-	(21,978)
Proceeds from convertible note payable	141,040	12,500	153,540
Repayment of convertible notes payable	(163,550)	-	(163,550)
Advances (to) from a related party	141,109	-	141,109
Repayment of advance from a related party	-	-	-
Issuance of common stock, net of issuance costs	1,484,166	-	1,484,166
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	1,580,787	12,500	1,593,287
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(6,477)	262	(6,214)
NET INCREASE (DECREASE) IN CASH	36,449		36,449
CASH, BEGINNING OF PERIOD	-	-	-
CASH, END OF PERIOD	$36,449	-	$36,449

NON CASH INVESTING AND FINANCING ACTIVITES
Issuance of common stock for mineral property claims	-	-	-
Convertible debt converted to common stock	-	-	-

(1)	Assets originally recorded at fair value were adjusted to record at carrying value due to acquiree under common control and to expense acquisition costs incurred.
(2)	Adjustment due to original recording of assets at fair value.
(3)	Adjustments due to realized loss on available for sale securities and derecognization of translation adjustments for prior year.
(4)	Accumulated all adjustments related to the years ended December 31, 2012 and 2013.
(5)	$125,000 convertible notes payable originally accounted for within the scope of the cash conversion subsections, and were adjusted to accounted for within the scope of beneficial conversion feature.
(6)	Accumulated all adjustments related to the years ended December 31, 2012.
(7)	Adjustment arises from the incorrect capitalization of mining properties acquisition costs.
(8)	To adjust translation difference from accumulated other comprehensive income to loss from operations.
(9)
$12,500 commission fee has been deducted from convertible debt, and amortized $3,646 in previously stated financial statement for the year ended December 31, 2012. The issuance cost should not be offset against the proceeds received in calculating the intrinsic value of a conversion option.

The Company restated its financial statements for the period ended August 31, 2013 with an Amendment to its Annual Report on Form 10-K, filed with the SEC on April 11, 2014. The Company believes that these restated filings contain disclosures that are adequate and appropriate to restate the relevant financial information for the accounting errors noted with respect to previous reporting period.

The Company has discussed the matters disclosed above with its independent registered public accounting firm, Schwartz Levitsky Feldman LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rimrock Gold Corp.

Date: June 10, 2014	By:	/s/ Jordan Starkman
Jordan Starkman
President, Chief Executive Officer, and Chief Financial Officer
(Duly Authorized Officer and Principal Executive Officer)